UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 20, 2009
SCM Microsystems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-29440	77-0444317

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Oskar-Messter-Str. 13, Ismaning,
Germany,		85737

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: +49 89 95 95 5000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On September 20, 2009, SCM Microsystems, Inc. (“SCM” or the “Company”) entered into a Business Combination Agreement (the “Business Combination Agreement”) with Bluehill ID AG (“Bluehill ID”), a stock corporation incorporated in Switzerland, to combine their respective companies. The Business Combination Agreement provides for, among other things, the Company to make an offer to the Bluehill ID shareholders to acquire all of the Bluehill ID shares (the “Offer”), and the issuance of shares of SCM’s common stock to Bluehill ID shareholders who accept the Offer. Shareholders of Bluehill ID who accept and tender their shares in the Offer are expected to receive 0.52 shares of SCM’s common stock for every one share of Bluehill ID. If all of the Bluehill ID shareholders accept the offer and SCM acquires 100% of the outstanding Bluehill ID shares, approximately 60% of the outstanding shares of the combined company would be held by the current SCM stockholders and approximately 40% of the outstanding shares of the combined company would be held by the current Bluehill ID shareholders. The Offer and other transactions contemplated by the Business Combination Agreement are subject to the satisfaction of several conditions, including the filing with the Securities and Exchange Commission (“SEC”) of a Registration Statement on Form S-4, which will include a proxy statement relating to a special meeting of the SCM stockholders to approve the issuance of the shares in connection with the Offer, the declaration of the Registration Statement’s effectiveness by the SEC, the filing of a prospectus which satisfies the requirements of the German Securities Prospectus Act (the “German Prospectus”) with the German Federal Financial Supervisory Authority (“BaFin”), the approval of the German Prospectus by BaFin, the approval of the SCM stockholders of the Offer and the issuance of the shares in connection with the Offer, the approval for the listing of the shares on NASDAQ, and that at least 75% of the outstanding Bluehill ID shares are tendered in accordance with the terms of the Offer.
     The foregoing description of the Business Combination Agreement does not purport to be complete, and is qualified in its entirety by reference to the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by this reference. Certain exhibits and schedules referenced in the Business Combination Agreement have been omitted in accordance with Item 601 of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished supplementally to the SEC upon request. The attached Business Combination Agreement is not in any way intended as a document for investors to obtain factual information about the current state of affairs of SCM. Such information can be found in SCM’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended. The Business Combination Agreement contains certain representations and warranties made by SCM and Bluehill ID which are used as a tool to allocate risks between the parties where the parties do not have complete knowledge of all facts. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or condition of SCM or Bluehill ID.
     A copy of the press release announcing the execution of the Business Combination Agreement is attached as Exhibit 99.1 hereto and is incorporated herein by this reference.
Forward-Looking Statements
This Current Report and the exhibits attached herewith contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the proposed combination with Bluehill ID and the issuance of the shares of the Company’s common stock to shareholders of Bluehill ID who accept the Offer, and the risks and uncertainties related to the occurrence of future events. These forward-looking statements are based on management’s current expectations, assumptions, estimates and projections. Certain factors that could cause actual events not to occur as expressed in the forward-looking statement include, but are not limited to, (i) the failure to obtain the necessary approval of SCM’s stockholders, and (ii) the occurrence of a “Termination Event,” as such term is defined in the Business Combination Agreement. Other potential risks and uncertainties are discussed in SCM’s reports and other documents filed with the SEC from time to time. SCM assumes no obligation to update the forward-looking information. Such forward-looking statements are based upon many estimates and assumptions and are inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of

SCM’s management. Inclusion of such forward-looking statements herein should not be regarded as a representation by SCM that the statements will prove to be correct.
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
This communication is being made in respect of the proposed business combination involving SCM and Bluehill ID. In connection with the proposed transaction, SCM plans to file with the SEC a Registration Statement on Form S-4 that will include a proxy statement relating to a special meeting of its stockholders to approve the issuance of the shares to shareholders of Bluehill ID who accept the Offer, as well as other documents regarding the proposed transaction. SCM will mail the definitive proxy statement to its stockholders. SECURITY HOLDERS OF SCM ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SCM AND THE PROPOSED TRANSACTION.
In addition to the documents described above, SCM files annual, quarterly and current reports, proxy statements and other information with the SEC. Security holders will be able to obtain free copies of the Registration Statement and the proxy statement (when available) and other documents filed by SCM with the SEC at the SEC’s website at www.sec.gov or at SCM’s website at www.scmmicro.com.
THIS COMMUNICATION IS FOR INFORMATION PURPOSES ONLY AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN WHICH SUCH SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.
SCM and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from SCM stockholders in respect of the proposed transaction. A description of direct and indirect interests, by security holdings or otherwise, of the SCM directors and executive officers is set forth in SCM’s proxy statement for its 2009 annual meeting, which was filed with the SEC on September 10, 2009. Additional information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in connection with the proposed combination and a description of their interests will be contained in the definitive proxy statement relating to the SCM special meeting of its stockholders to approve the issuance of the shares to shareholders of Bluehill ID who accept the Offer and in other relevant materials filed with the SEC. You can obtain free copies of these documents from SCM at SCM’s website at www.scmmicro.com when they become available.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

Exhibit	Description

2.1	Business Combination Agreement, dated September 20, 2009

99.1	Press Release issued on September 21, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCM Microsystems, Inc.
September 21, 2009	By:	/s/ Stephan Rohaly
Stephan Rohaly
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Business Combination Agreement, dated September 20, 2009

99.1	Press release issued by SCM on September 21, 2009